UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 23, 2017
SBT Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Connecticut
(State or Other Jurisdiction of Incorporation)
000-51832	20-4346972
(Commission File Number)	(IRS Employer Identification No.)
86 Hopmeadow Street, Weatogue, CT	06089
(Address of Principal Executive Offices)	(Zip Code)
(860) 408-5493
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 8.01 - Other Events.

On August 23, 2017, SBT Bancorp, Inc. declared a quarterly cash dividend of $0.15 per share of common stock.  The dividend will be payable on September 22, 2017 to shareholders of record on September 8, 2017.

On August 25, 2017, SBT Bancorp, Inc. issued a press release entitled "SBT Bancorp Increases Dividend", a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 – Financial Statements and Exhibits.

(d)   Exhibits

                99.1      Press Release of SBT Bancorp, Inc. dated August 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SBT BANCORP, INC.

By: /s/ Martin J. Geitz
		Name:	Martin J. Geitz
		Title:	President & Chief Executive Officer

Dated:	August 25, 2017

Exhibit Index

Exhibit No.	Description

99.1	Press Release of SBT Bancorp, Inc. dated August 25, 2017